SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8--K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 21, 2001

SAKS INCORPORATED
(Exact name of registrant as specified in its charter)

TENNESSEE (State or other jurisdiction of incorporation)	1-13113 (Commission File Number)	62-0331040 (IRS Employer Identification No.)
750 Lakeshore Parkway Birmingham, Alabama (Address of principal executive offices)	35211 (Zip Code)

Registrant's telephone number, including area code:   (205) 940-4000

Item 5.     Other Events.

           On September 21, 2001, Saks Incorporated announced its receipt of the required consents for the exchange offer relating to the $450,040,000 outstanding principal amount of its 7-1/4% and 7% Notes due 2004. Pursuant to General Instruction F to Form 8-K, the September 21, 2001 Press Release is incorporated herein by reference and is attached hereto as Exhibit 99.1.

           On September 27, 2001, Saks Incorporated announced an update of its September sales trend. Pursuant to General Instruction F to Form 8-K, the September 27, 2001 Press Release is incorporated herein by reference and is attached hereto as Exhibit 99.2.

           On September 28, 2001, Saks Incorporated announced the successful completion of its offer to exchange cash and new 9-7/8% Notes Due 2011 for its outstanding 7% and 7-14% Notes Due 2004.  Pursuant to General Instruction F to Form 8-K, the September 28, 2001 Press Release is incorporated herein by reference and is attached hereto as Exhibit 99.3.

Item 7.     Financial Statements and Exhibits.

              (c)     Exhibits.

                       The following exhibits are filed as a part of this report:

Exhibit Number	Description
99.1	Press release dated September 21, 2001 announcing Saks Incorporated's receipt of the required consents for an exchange offer relating to the $450,040,000 outstanding principal amount of its 7-1/4% and 7% Notes due 2004.
99.2	Press release dated September 27, 2001 announcing an update of Saks Incorporated's September sales trend.
99.3	Press Release dated September 28, 2001 announcing the successful completion of Saks Incorporated's offer to exchange cash and new 9-7/8% Notes Due 2011 for its outstanding 7% and 7-14% Notes Due 2004.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: September 28, 2001	/s/ Douglas E. Coltharp Douglas E Coltharp Executive Vice President and Chief Financial Officer